Exhibit 24

        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
      /s/ Charles E. Adair

Charles E. Adair, Director
Date: February 26, 2020

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
 That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
       /s/ Linda L. Addison

Linda L. Addison, Director
Date: February 26, 2020

Exhibit 24
        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
      /s/ Marilyn A. Alexander

Marilyn A. Alexander, Director
Date: February 26, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
 That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
       /s/ Cheryl D. Alston

Cheryl D. Alston, Director
Date: February 26, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

 That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.
      /s/ Jane M. Buchan

Jane M. Buchan, Director
Date: February 26, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
 That the undersigned Officer and Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
      /s/ Gary L. Coleman

Gary L. Coleman
Co-Chief Executive Officer and Director
Date: February 26, 2020

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
 That the undersigned Officer and Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
      /s/ Larry M. Hutchison

Larry M. Hutchison,
Co-Chief Executive Officer and Director
Date: February 26, 2020

Exhibit 24

        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

 That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
      /s/ Robert W. Ingram

Robert W. Ingram, Director
Date: February 26, 2020

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
 That the undersigned Officer and Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
      /s/ Steven P. Johnson

Steven P. Johnson, Director
Date: February 26, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
 That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
      /s/ Darren M. Rebelez

Darren M. Rebelez, Director
Date: February 26, 2020

Exhibit 24

        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
 That the undersigned Officer of Globe Life Inc. does hereby constitute and appoint R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
      /s/ Frank M. Svoboda

Frank M. Svoboda,
Executive Vice President and
Chief Financial Officer
(Chief Accounting Officer)
Date: February 26, 2020

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
 That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2019. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
       /s/ Mary E. Thigpen

Mary E. Thigpen, Director
Date: February 26, 2020